UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2007 (February 27, 2007)
Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	201352180

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117

(Address of Principal Executive Offices)	(Zip Code)
901-259-2500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 February 27, 2007 Press Release
Ex-99.2 Fourth Quarter Supplemental Financial Report

Item 2.02. Results of Operations and Financial Condition.
     On February 27, 2007, Education Realty Trust, Inc. (the “Company”) issued a press release announcing its results of operations for the three and twelve months ended December 31, 2006, and made available supplemental information concerning the ownership, operations and portfolio of the Company as of December 31, 2006. A copy of the press release and a copy of this supplemental information are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
     This Current Report on Form 8-K and the exhibits attached hereto are being furnished by the Company pursuant to Item 2.02 and Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and twelve months ended December 31, 2006.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
     The disclosure contained in Item 2.02 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits: The following exhibits are being furnished herewith to this Current Report on Form 8-K.

99.1	Press Release dated February 27, 2007
99.2	Fourth Quarter 2006 Supplemental Financial Report

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDUCATION REALTY TRUST, INC.
Date: February 28, 2007	By:	/s/ Randall H. Brown
Randall H. Brown
Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated February 27, 2007

99.2	Fourth Quarter 2006 Supplemental Financial Report